Interpublic Group

Fourth Quarter & Full Year 2011 Earnings Conference Call
February 24, 2012

Overview

- Organic revenue growth was 2.8% in Q4 and 6.1% for the year
- Q4 operating income was $385 million, with operating margin growth of 210 basis points to 18.6%
- Full year margin was 9.8% compared with 8.4% in 2010
- Diluted EPS for the year was $0.99, $0.76 ex-Facebook, compared with $0.47 a year ago
- Cash & S/T Marketable Securities of $2.3 billion at year-end
- Repurchased 42 million shares during the year and paid common stock dividends in excess of $100 million
- New $300 million share repurchase program
- Calling $400 million 4.25% convertible notes

See reconciliation of organic revenue change on pages 17 and 18 and diluted EPS on page 21.

Operating Performance

	Three Months Ended December 31,	
	2011	2010
Revenue	$ 2,072.6	$ 2,005.2
Salaries and Related Expenses	1,138.3	1,139.6
Office and General Expenses	548.8	533.3
Restructuring and Other Reorganization-Related Charges, net	0.2	1.6
Operating Income	385.3	330.7
Interest Expense	(38.9)	(37.4)
Interest Income	10.1	9.3
Other Income, net	13.9	17.6
Income Before Income Taxes	370.4	320.2
Provision for Income Taxes	93.7	98.9
Equity in Net Income of Unconsolidated Affiliates	1.6	1.5
Net Income	278.3	222.8
Net Income Attributable to Noncontrolling Interests	(16.4)	(24.9)
Net Income Attributable to IPG	261.9	197.9
Dividends on Preferred Stock	(2.9)	(2.9)
Net Income Available to IPG Common Stockholders	$ 259.0	$ 195.0
Earnings per Share Available to IPG Common Stockholders:		
Basic	$ 0.58	$ 0.41
Diluted	$ 0.50	$ 0.36
Weighted-Average Number of Common Shares Outstanding:		
Basic	448.3	475.4
Diluted	523.2	553.1
Dividends Declared per Common Share	$ 0.06	$ 0.00

(Amounts in Millions, except per share amounts)

IPG

Revenue

	Three Months Ended		Twelve Months Ended	
	$	% Change	$	% Change
December 31, 2010	**$ 2,005.2**		**$ 6,507.3**	
Total change	67.4	3.4%	507.3	7.8%
Foreign currency	3.2	0.2%	122.2	1.8%
Net acquisitions/(divestitures)	7.3	0.4%	(8.6)	(0.1%)
Organic	56.9	2.8%	393.7	6.1%
December 31, 2011	**$ 2,072.6**		**$ 7,014.6**	

Segments

	Three Months Ended December 31,				Twelve Months Ended December 31,			
			Change				Change	
	2011	2010	Total	Organic	2011	2010	Total	Organic
IAN	$ 1,751.5	$ 1,711.3	2.3%	1.4%	$ 5,891.8	$ 5,468.4	7.7%	5.3%
CMG	$ 321.1	$ 293.9	9.3%	11.0%	$ 1,122.8	$ 1,038.9	8.1%	9.8%

Integrated Agency Networks ("IAN"): McCann Worldgroup, Draftfcb, Lowe & Partners, Mediabrands and our domestic integrated agencies
Constituency Management Group ("CMG"): Weber Shandwick, GolinHarris, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

See reconciliations of segment organic revenue change on pages 17 and 18.

($ in Millions)

Geographic Revenue Change

	Three Months Ended December 31, 2011		Twelve Months Ended December 31, 2011	
	Total	Organic	Total	Organic
United States	1.0%	2.2%	4.8%	6.1%
International	5.9%	3.6%	11.8%	6.0%
United Kingdom	7.0%	2.5%	14.9%	6.9%
Continental Europe	(1.4%)	(3.2%)	5.3%	(0.1%)
Asia Pacific	6.7%	1.0%	15.9%	8.7%
Latin America	30.0%	30.4%	22.3%	17.8%
All Other Markets	(0.4%)	0.8%	6.7%	3.4%
Worldwide	**3.4%**	**2.8%**	**7.8%**	**6.1%**

"All Other Markets" includes Canada, Africa and the Middle East.

See reconciliations of organic revenue change on pages 17 and 18.

IPG

Organic Revenue Growth



Trailing Twelve Months
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
(6.0%)
(8.0%)
(10.0%)
(12.0%)
Q4-05
Q4-06
Q4-07
Q4-08
Q4-09
Q4-10
Q4-11
(0.9%)
0.9%
3.8%
3.7%
(10.8%)
7.0%
6.1%

See reconciliation on page 19.

Expenses

Salaries & Related

	2011	2010	Change $	Change Total	Change Organic
Three Months Ended December 31,	$ 1,138.3	$ 1,139.6	$ (1.3)	(0.1%)	(0.5%)
% of Revenue	*54.9%*	*56.8%*			
Three months severance	$ 42.6	$ 54.7	$ (12.1)	(22.1%)	
% of Revenue	*2.1%*	*2.7%*			
Twelve Months Ended December 31,	$ 4,402.1	$ 4,117.0	$ 285.1	6.9%	5.1%
% of Revenue	*62.8%*	*63.3%*			
Twelve months severance	$ 106.9	$ 98.2	$ 8.7	8.9%	
% of Revenue	*1.5%*	*1.5%*			

Office & General

	2011	2010	Change $	Change Total	Change Organic
Three Months Ended December 31,	$ 548.8	$ 533.3	$ 15.5	2.9%	3.0%
% of Revenue	*26.5%*	*26.6%*			
Three months occupancy expense (ex-D&A)	$ 126.5	$ 129.6	$ (3.1)	(2.4%)	
% of Revenue	6.1%	*6.5%*			
Twelve Months Ended December 31,	$ 1,924.3	$ 1,837.7	$ 86.6	4.7%	3.1%
% of Revenue	*27.4%*	*28.2%*			
Twelve months occupancy expense (ex-D&A)	$ 507.5	$ 498.4	$ 9.1	1.8%	
% of Revenue	*7.2%*	*7.7%*			

See reconciliations of organic measures on pages 17 and 18.

($ in Millions)

Operating Margin



Trailing Twelve Months
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
(1.0%)
(2.0%)
(3.0%)
Q4-05
Q4-06
Q4-07
Q4-08
Q4-09
Q4-10
Q4-11
(1.7%)
1.7%
5.3%
8.5%
5.7%
8.4%
9.8%

Balance Sheet – Current Portion

	December 31, 2011	December 31, 2010
CURRENT ASSETS:		
Cash and cash equivalents	$ 2,302.7	$ 2,675.7
Marketable securities	12.9	13.7
Accounts receivable, net	4,425.4	4,317.6
Expenditures billable to clients	1,247.2	1,217.1
Other current assets	298.6	229.4
Total current assets	**$ 8,286.8**	**$ 8,453.5**
CURRENT LIABILITIES:		
Accounts payable (1)	$ 6,647.2	$ 6,806.7
Accrued liabilities (1)	827.1	780.5
Short-term borrowings	153.5	114.8
Current portion of long-term debt	404.8	38.9
Total current liabilities	**$ 8,032.6**	**$ 7,740.9**

(1) During 2011, we combined media and production liabilities that were previously reflected in accrued liabilities with accounts payable in our Consolidated Balance Sheets. As a result of this change, which was applied retrospectively, accounts payable includes all media and production liabilities.

($ in Millions)

Cash Flow

	Three Months Ended December 31, 2011	2010
NET INCOME	$ 279	$ 223
OPERATING ACTIVITIES		
Depreciation & amortization	49	47
Deferred taxes	59	64
Other non-cash items	13	1
Change in working capital, net	344	639
Other non-current assets & liabilities	(27)	5
Net cash provided by Operating Activities	717	979
INVESTING ACTIVITIES		
Business & investment purchases/sales, net	2	23
Acquisitions & deferred payments, net	(13)	1
Capital expenditures	(57)	(47)
Net cash used in Investing Activities [(1)]	(68)	(23)
FINANCING ACTIVITIES		
Repurchase of common stock	(132)	-
Common stock dividends	(27)	-
Purchase of long-term debt	(1)	(193)
Net decrease in short-term bank borrowings	(6)	(9)
Acquisition-related payments	(1)	(4)
Distributions to noncontrolling interests	(6)	(3)
Preferred stock dividends	(3)	(3)
Other financing activities	58	(7)
Net cash used in Financing Activities	(118)	(219)
Currency Effect	(14)	13
Increase in Cash & S/T Marketable Securities	$ 517	$ 750

(1) Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 20.

($ in Millions)

Total Debt

December 31,


$2,500
$2,000
$1,500
$1,000
$2,349
$2,120
$1,947
$1,737
$1,769
2007
2008
2009
2010
2011

Includes current portion of long-term debt, short-term borrowings and long-term debt.

($ in Millions)

Summary

- Strong growth due to the competitiveness of our agency brands
- Consistent annual margin improvement from ongoing expense discipline and new efficiencies
- Achieved margin objective for the year
- Balance sheet continues to be a source of value creation

Interpublic Group

Appendix

Operating Performance

	Twelve Months Ended December 31, 2011		Twelve Months Ended December 31, 2010	
Revenue	$	7,014.6	$	6,507.3
Salaries and Related Expenses		4,402.1		4,117.0
Office and General Expenses		1,924.3		1,837.7
Restructuring and Other Reorganization-Related Charges, net		1.0		3.9
Operating Income		687.2		548.7
Interest Expense		(136.8)		(139.7)
Interest Income		37.8		28.7
Other Income, net		150.2		12.9
Income Before Income Taxes		738.4		450.6
Provision for Income Taxes		190.2		171.3
Equity in Net Income of Unconsolidated Affiliates		3.3		1.9
Net Income		551.5		281.2
Net Income Attributable to Noncontrolling Interests		(19.2)		(20.1)
Net Income Attributable to IPG		532.3		261.1
Dividends on Preferred Stock		(11.6)		(15.6)
Benefit from Preferred Stock Repurchased		-		25.7
Net Income Available to IPG Common Stockholders	$	520.7	$	271.2
Earnings per Share Available to IPG Common Stockholders:				
Basic	$	1.12	$	0.57
Diluted	$	0.99	$	0.47
Weighted-Average Number of Common Shares Outstanding:				
Basic		465.5		473.6
Diluted		540.6		542.1
Dividends Declared per Common Share	$	0.24	$	0.00

(Amounts in Millions, except per share amounts)

IPG

Cash Flow

	Twelve Months Ended December 31,	
	2011	2010
NET INCOME	$ 552	$ 281
OPERATING ACTIVITIES		
Depreciation & amortization	194	194
Deferred taxes	84	56
Gain on sale of an investment	(132)	-
Other non-cash items	37	36
Change in working capital, net	(359)	263
Other non-current assets & liabilities	(103)	(13)
Net cash provided by Operating Activities	**273**	**817**
INVESTING ACTIVITIES		
Business & investment purchases/sales, net	144	52
Acquisitions & deferred payments, net	(63)	(62)
Capital expenditures	(140)	(96)
Net cash used in Investing Activities (1)	**(59)**	**(106)**
FINANCING ACTIVITIES		
Repurchase of common stock	(401)	-
Common stock dividends	(111)	-
Repurchase of preferred stock	-	(266)
Purchase of long-term debt	(39)	(217)
Net increase in short-term bank borrowings	42	17
Acquisition-related payments	(71)	(29)
Distributions to noncontrolling interests	(23)	(22)
Preferred stock dividends	(12)	(20)
Other financing activities	74	(10)
Net cash used in Financing Activities	**(541)**	**(547)**
Currency Effect	(47)	19
(Decrease) Increase in Cash & S/T Marketable Securities	**$ (374)**	**$ 183**

(1) Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 20.

($ in Millions)

Depreciation and Amortization

	2011				
	Q1	Q2	Q3	Q4	YTD 2011
Depreciation and amortization of fixed assets and intangible assets	$ 35.6	$ 37.7	$ 36.2	$ 41.4	$ 150.9
Amortization of restricted stock and other non-cash compensation	15.7	13.8	12.6	9.6	51.7
Net amortization of bond premiums and deferred financing costs	(1.9)	(2.1)	(2.3)	(2.4)	(8.7)

	2010				
	Q1	Q2	Q3	Q4	YTD 2010
Depreciation and amortization of fixed assets and intangible assets	$ 37.4	$ 36.8	$ 37.3	$ 36.9	$ 148.4
Amortization of restricted stock and other non-cash compensation	13.7	12.8	12.0	11.5	50.0
Net amortization of bond premiums and deferred financing costs	(1.0)	(0.8)	(1.2)	(1.4)	(4.4)

($ in Millions)

Reconciliation of Organic Measures

	Three Months Ended December 31, 2010	Components of Change: Foreign Currency	Components of Change: Net Acquisitions/ (Divestitures)	Components of Change: Organic	Three Months Ended December 31, 2011	Change: Organic	Change: Total
Segment Revenue							
IAN	$ 1,711.3	$ 1.6	$ 14.1	$ 24.5	$ 1,751.5	1.4%	2.3%
CMG	293.9	1.6	(6.8)	32.4	321.1	11.0%	9.3%
Total	$ 2,005.2	$ 3.2	$ 7.3	$ 56.9	$ 2,072.6	2.8%	3.4%
Geographic Revenue							
United States	**$ 1,028.9**	**$ -**	**$ (12.0)**	**$ 22.2**	**$ 1,039.1**	**2.2%**	**1.0%**
International	**976.3**	**3.2**	**19.3**	**34.7**	**1,033.5**	**3.6%**	**5.9%**
United Kingdom	168.5	1.9	5.7	4.2	180.3	2.5%	7.0%
Continental Europe	304.0	3.3	2.1	(9.7)	299.7	(3.2%)	(1.4%)
Asia Pacific	211.8	4.3	7.7	2.1	225.9	1.0%	6.7%
Latin America	120.7	(3.6)	3.1	36.7	156.9	30.4%	30.0%
All Other Markets	171.3	(2.7)	0.7	1.4	170.7	0.8%	(0.4%)
Worldwide	**$ 2,005.2**	**$ 3.2**	**$ 7.3**	**$ 56.9**	**$ 2,072.6**	**2.8%**	**3.4%**
Expenses							
Salaries & Related	$ 1,139.6	$ (2.7)	$ 7.1	$ (5.7)	$ 1,138.3	(0.5%)	(0.1%)
Office & General	533.3	(1.2)	0.6	16.1	548.8	3.0%	2.9%

($ in Millions)

Reconciliation Of Organic Measures

	Twelve Months Ended December 31, 2010	Components of Change: Foreign Currency	Components of Change: Net Acquisitions/ (Divestitures)	Components of Change: Organic	Twelve Months Ended December 31, 2011	Change: Organic	Change: Total
Segment Revenue							
IAN	$ 5,468.4	$ 106.9	$ 24.7	$ 291.8	$ 5,891.8	5.3%	7.7%
CMG	1,038.9	15.3	(33.3)	101.9	1,122.8	9.8%	8.1%
Total	$ 6,507.3	$ 122.2	$ (8.6)	$ 393.7	$ 7,014.6	6.1%	7.8%
Geographic Revenue							
United States	**$ 3,709.9**	**$ -**	**$ (48.8)**	**$ 226.6**	**$ 3,887.7**	**6.1%**	**4.8%**
International	**2,797.4**	**122.2**	**40.2**	**167.1**	**3,126.9**	**6.0%**	**11.8%**
United Kingdom	469.6	17.5	20.1	32.2	539.4	6.9%	14.9%
Continental Europe	863.2	43.4	3.4	(1.1)	908.9	(0.1%)	5.3%
Asia Pacific	639.8	38.6	7.8	55.5	741.7	8.7%	15.9%
Latin America	363.3	12.1	4.4	64.6	444.4	17.8%	22.3%
All Other Markets	461.5	10.6	4.5	15.9	492.5	3.4%	6.7%
Worldwide	**$ 6,507.3**	**$ 122.2**	**$ (8.6)**	**$ 393.7**	**$ 7,014.6**	**6.1%**	**7.8%**
Expenses							
Salaries & Related	$ 4,117.0	$ 74.9	$ 1.1	$ 209.1	$ 4,402.1	5.1%	6.9%
Office & General	1,837.7	34.3	(4.9)	57.2	1,924.3	3.1%	4.7%

($ in Millions)

IPG

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of change during the period: Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1
9/30/11	6,296.3	119.1	(7.7)	539.5	6,947.2
12/31/11	6,507.3	122.2	(8.6)	393.7	7,014.6

During 2011, we changed the classification of taxes assessed by governmental authorities that are directly imposed on our revenue-producing transactions from a gross to a net basis in a country. This change was applied retrospectively and does not change previously reported operating income (loss) or net income (loss). Revenue and office and general expense decreased equally in each period presented.

($ in Millions)

Reconciliation of Investing Cash Flow

	Three Months Ended December 31,				Twelve Months Ended December 31,			
	2011		2010		2011		2010	
INVESTING ACTIVITIES								
Cash used in Investing Activities per presentation	$	(68)	$	(23)	$	(59)	$	(106)
Purchase, sale and maturities of short-term marketable securities, net		-		(2)		-		(3)
Cash used in Investing Activities as reported	$	(68)	$	(25)	$	(59)	$	(109)

($ in Millions)

Reconciliation of Facebook Transaction [1]

	Twelve Months Ended December 31, 2011		
	As reported	Facebook	Ex - Facebook
Income Before Income Taxes	$ 738.4	$ 132.2	$ 606.2
Provision for Income Taxes	(190.2)	(6.0)	(184.2)
Effective Tax Rate	*25.8%*		*30.4%*
Equity in Net Income of Unconsolidated Affiliates	3.3		3.3
Net Income Attributable to Noncontrolling Interests	(19.2)		(19.2)
Dividends on Preferred Stock	(11.6)		(11.6)
Net Income Available to IPG Common Stockholders - Basic	$ 520.7	$ 126.2	$ 394.5
Adjustments: Effect of Dilutive Securities			
Interest on 4.25% Notes	1.4		1.4
Interest on 4.75% Notes	4.1		4.1
Preferred stock dividends	11.6		11.6
Net Income Available to IPG Common Stockholders - Diluted	$ 537.8		$ 411.6
Weighted-Average Number of Common Shares Outstanding - Basic	465.5		465.5
Add: Effect of Dilutive Securities			
Restricted Stock, Stock Options and Other Equity Awards	9.1		9.1
4.25% Notes	33.0		33.0
4.75% Notes	16.5		16.5
Preferred Stock Outstanding	16.5		16.5
Weighted-Average Number of Common Shares Outstanding - Diluted	540.6		540.6
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 1.12		$ 0.85
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.99		$ 0.76

(1) In August 2011, we sold approximately half of our holdings in Facebook, Inc.

(Amounts in Millions, except per share amounts)

Acquisition Payment Obligations (1)



$160
$140
$120
$100
$80
$60
$40
$20
$135 (2)
$56
$67
$37
$32
$57
2011
2012
2013
2014
2015
2016+
Actual
Estimated

(1) Amounts include payments relating to transactions with consolidated subsidiaries where we increase our ownership interests, which are classified within the financing section of the Consolidated Statement of Cash Flow, rather than the investing section. Included in the amounts above, compensation expense was $0.5 for the twelve months ended December 31, 2011 and is currently estimated to be negligible for the periods thereafter.

(2) For 2011, we made payments of $71.5 relating to transactions with consolidated subsidiaries.

($ in Millions)

Interpublic Group

Metrics Update

Metrics Update

Category	Metric
REVENUE	by Client Sector
SALARIES & RELATED (% of revenue)	Twelve Months Ended Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help
OFFICE & GENERAL (% of revenue)	Twelve Months Ended Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G
ORGANIZATIONAL SIMPLIFICATION	Legal Entity Count
REAL ESTATE	Total Square Feet
CAPITAL EXPENDITURES	by Category
FINANCIAL	Available Liquidity $1 Billion 5-Year Credit Facility Covenants

Revenue by Client Sector

Top 100 Clients for the years ended December 31


2011
Retail 7%
Other 6%
Financial Services 8%
Health Care 16%
Tech & Telecom 22%
Consumer Goods 13%
Food & Beverage 13%
Auto & Transportation 15%


2010
Retail 7%
Other 7%
Health Care 16%
Financial Services 8%
Tech & Telecom 20%
Consumer Goods 13%
Food & Beverage 14%
Auto & Transportation 15%

Approximately 55% of consolidated revenue

During 2011, we modified our business sectors. For 2010, while the list of Top 100 clients did not change, these clients were reclassified in accordance with the adjusted business sectors.

Unaudited data

Salaries & Related Expenses

Twelve Months Ended December 31



% of Revenue
68.0%
66.0%
64.0%
62.0%
60.0%
65.9%
63.3%
62.8%
2009
2010
2011

Salaries & Related Expenses (% of Revenue)

Three and Twelve Months Ended December 31



Base, Benefits & Tax
55.0%
50.0%
45.0%
40.0%
42.7%
43.0%
50.9%
51.3%
Three Months
Twelve Months
Incentive Expense
5.0%
4.0%
3.0%
2.0%
3.2%
3.5%
3.7%
3.8%
Three Months
Twelve Months
Severance Expense
4.0%
3.0%
2.0%
1.0%
0.0%
2.1%
2.7%
1.5%
1.5%
Three Months
Twelve Months
Temporary Help
4.0%
3.0%
2.0%
2.9%
3.1%
3.6%
3.5%
Three Months
Twelve Months
2011
2010

"All Other Salaries & Related," not shown, was 4.0% and 4.5% for the three months ended December 31, 2011 and 2010, respectively, and 3.1% and 3.2% for the twelve months ended December 31, 2011 and 2010, respectively.

Office & General Expenses

Twelve Months Ended December 31


% of Revenue
30.0%
29.0%
28.0%
27.0%
26.0%
25.0%
28.3%
28.2%
27.4%
2009
2010
2011

Office & General Expenses (% of Revenue)

Three and Twelve Months Ended December 31


Professional Fees
3.0%
2.0%
1.0%
0.0%
2.1%
2.3%
1.8%
1.9%
Three Months
Twelve Months
Occupancy Expense (ex-D&A)
10.0%
8.0%
6.0%
4.0%
2.0%
6.1%
6.5%
7.2%
7.7%
Three Months
Twelve Months
T&E, Office Supplies & Telecom
5.0%
4.0%
3.0%
2.0%
3.3%
3.5%
3.6%
3.7%
Three Months
Twelve Months
All Other O&G
18.0%
14.0%
10.0%
15.0%
14.3%
14.8%
14.9%
Three Months
Twelve Months
2011
2010

"All Other O&G" includes production expenses, depreciation and amortization, bad debt expense, foreign currency gains (losses) and other expenses.

Organizational Simplification



Legal Entity Count
Year-End
1,600
1,400
1,200
1,000
800
600
1,475
1,350
1,200
1,100
1,050
950
850
835
2004
2005
2006
2007
2008
2009
2010
2011

Real Estate


Total Square Feet
Year-End
14.0
12.0
10.0
8.0
13.0
12.5
11.9
11.7
11.4
2.1
1.6
1.9
1.5
1.2
10.9
10.9
10.0
10.2
10.2
2007
2008
2009
2010
2011
Occupied
Sublease/Vacant

(Amounts in Millions)

Capital Expenditures

Capital expenditures by category: technology and real estate



$160
$120
$80
$40
$0
$75
$78
$30
$34
$64
$72
$60
$37
$63
$76
2007
2008
2009
2010
2011
Technology
Real Estate

($ in Millions)

Available Liquidity

Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility


$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$634
$2,689
$634
$1,854
$984 (1)
$1,824
$985
$1,799
$984
$2,316
12/31/2010
3/31/2011
6/30/2011
9/30/2011
12/31/2011
Cash, Cash Equivalents and Short-Term Marketable Securities
Available Committed Credit Facility

(1) In May 2011, we increased our credit facility to $1,000 from $650, which is reflected above net of outstanding letters of credit.

($ in Millions)

$1.0 Billion 5-Year Credit Facility Covenants (1)

Covenants (2)	Twelve Months Ending December 31, 2011
I. Interest Coverage Ratio (not less than):	5.00x
Actual Interest Coverage Ratio:	8.57x
II. Leverage Ratio (not greater than):	2.75x
Actual Leverage Ratio:	1.99x

Interest Coverage Ratio - Interest Expense Reconciliation	Twelve Months Ending December 31, 2011
Interest Expense:	$136.8
- Interest income	37.8
- Other	6.6
+ Preferred stock dividends	11.6
Net interest expense as defined:	$104.0

EBITDA Reconciliation	Twelve Months Ending December 31, 2011
Operating Income:	$687.2
+ Depreciation and amortization	202.6
+ Other non-cash charges	1.0
EBITDA as defined:	$890.8

(1) Facility is not drawn on as of December 31, 2011.
(2) Based on the terms of the Credit Facility and on our debt ratings from the rating agencies, the EBITDA covenant is not applicable.

($ in Millions)

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.

IPG